Ohio National Fund, Inc.

Supplement dated January 25, 2019

to the Summary Prospectus dated May 1, 2018

ON Bristol Growth Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018:

The Board of Directors (the “Board”) of Ohio National Fund, Inc. has approved changes to the ON Bristol Growth Portfolio (the “Portfolio”). Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) will replace Suffolk Capital Management, LLC (“Suffolk”) as the sub-adviser for the Portfolio. As a result, there will be some changes in principal investment strategies and portfolio managers. Accordingly, effective February 1, 2019, certain disclosures in the Fund’s Summary Prospectus are revised to reflect these changes as described below.

(i)	Change in Principal Investment Strategies

Under the section entitled “Principal Investment Strategies” Paragraphs 1, 2 and 3 are deleted in their entirety and replaced with the following:

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization, which under normal circumstances will be at least 80% of its net assets (plus borrowing for investment purposes, if any). From time to time it might also have substantial positions in securities issued by smaller capitalization companies and in foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. Under normal circumstances, the Portfolio will hold 80% or more of its assets in securities included in the Russell 1000® Growth Index. The market capitalization of the Russell 1000® Growth Index, as of December 31, 2018, ranged from $913.37 million and $785.03 billion. The Portfolio is managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019.

BlackRock seeks to pursue the Portfolio’s investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

(ii)	Change in Portfolio Managers

The section entitled “Management” is deleted in its entirety and replaced with the following:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock Investment Management, LLC (“BlackRock”) serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.

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Please retain this supplement with your Prospectus for future reference.